INVESTOR PRESENTATION Fourth Quarter 2021 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. Such factors include, but are not limited to, the scope and duration of the COVID-19 pandemic (including the appearance of new strains of the virus), actions taken by governmental authorities in response thereto, and the direct and indirect impact of the pandemic on the Corporation, our customers, service providers and third parties. More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2020, in our Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021 and in our Form 10-K for the year ended December 31, 2021 to be filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates.

NPLs decreased $190 million YoY; ratio at 1.9%, from 2.5% the prior year NCO ratio at 0.07% compared to 0.66% the previous year ACL to loans of 2.38% compared to 3.05% in 2020 Credit Metrics Net income of $935 million Net interest margin: Popular, Inc. 2.88%, BPPR 2.86% Provision for credit losses resulted in a benefit of $194 million Earnings Common Equity Tier 1 Capital ratio of 17.5% Tangible book value per share of $65.39 up 4% from 2020 Capital 2021 Highlights Increased quarterly common stock dividend in Q2 2021 to $0.45 per share Completed $350 million common share repurchase in Q3 2021 at an average price of $75.84 Redeemed $187 million 6.70% Trust Preferred Securities in Q4 2021 Acquired healthcare leasing business in the U.S. in Q4 2021 with $115 million in net assets Year Events

NPLs decreased $85 million QoQ; ratio at 1.9%, from 2.2% the prior quarter NCO ratio at (0.11%) compared to 0.12% the previous quarter ACL to loans of 2.38% compared to 2.49% in Q3 2021 Credit Metrics Net income of $206 million Net interest margin: Popular, Inc. 2.78%, BPPR 2.73% Provision for credit losses resulted in a benefit of $33 million Earnings Common Equity Tier 1 Capital ratio of 17.4% Tangible book value per share of $65.10 down 1% from Q3 2021 Capital Q4 2021 Highlights Announced capital actions for 2022: Increase in quarterly common stock dividend to $0.55 per share beginning in Q2 2022 Repurchase up to $500 million in common stock Recent Events Common Equity Tier 1 Capital ratio of 17.5% Tangible book value per share of $65.39 down 1% from Q3 2021

Business Highlights Business Metrics Issued $2.1 billion or 49,700 loans ($1.4 billion in Round 1 and $678 million in Round 2) As of December 31, 2021: Outstanding loans: $65 million from Round 1 and $288 million from Round 2 Recognized $82 million during 2021 in income from program $18 million unamortized fee income remaining BPPR: Commercial loans, excluding PPP, increased $23 million QoQ and $243 million or 3% YoY Mortgage originations were 11% lower than Q3 2021; 28% higher for the year 2021 Auto loans and lease originations decreased 11% in the quarter, while full year 2021 resulted in an increase of 23% Credit and debit card sales (in dollars) were 7% higher than Q3 2021; 25% higher for the full year Deposits, excluding P.R. public funds, increased 2% in the quarter and 13% versus 2020 Popular Bank: Commercial loans, excluding PPP, increased 13% in Q4 2021 and increased 15% YoY Continued decrease in total deposit cost to 0.40% in Q4 2021 vs. 0.43% in Q3 2021; full year 2021 total deposit cost was 0.46% vs. 0.93% in 2020 Paycheck Protection Program (PPP) 1 Customers who have logged on to Popular’s web and/or mobile platform in the past 30 days BPPR Customer Engagement 1.9 million customers as of December 2021 (increased 43,000 since December 2020 and 149,000 since December 2019) 3% growth in active online users1 since December 2020 and 20% since December 2019 Deposits captured through digital channels were 67% in 2021 and 2020, compared to 51% in 2019

Puerto Rico – Key Indicators Economy 1 Source: United Automobile Importers Group (based on units) as of December 2021; 2 Source: Puerto Rico Economic Development Bank, as of November 2021;   3 Source: U.S. Bureau of Labor Statistics (Seasonally Adjusted) as of December 2021 ; 4 Credit and debit card sales pertain to BPPR customers only as of December 2021 New auto sales have leveled off but continue to demonstrate strong consumer demand The Puerto Rico Economic Activity index is now at pre-pandemic levels Total employment is trending steadily higher and is now above pre-pandemic levels 1 2 3 4

Financial Summary 7

Net Interest Margin Dynamics Q4 2021 net interest margin at 2.78%; FTE1 net interest margin at 3.02% Money market and investment securities to earning assets ratio at 60% FTE loan yield increased 11 basis points QoQ to 6.26%, driven by PPP income Total deposit cost flat quarter over quarter at 0.16% ¹ FTE stands for fully taxable-equivalent basis. Represents a non-GAAP financial measure. See the Corporation’s earnings press release, Form 10Q and Form 10K filed with the Securities and Exchange Commission for the applicable periods, for a GAAP to non-GAAP reconciliation 2 Balances are at end of period Differences due to rounding Total Loans and Deposits ($ in billions)² Loan Yields, Deposit Cost and NIM (FTE) Money Market and Investment Securities ($ in billions)²

Capital Robust capital levels; Common Equity Tier 1 of 17.5% Leverage ratio of 7.4% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 46% of total assets Tangible book value per share of $65.39 down 1% from Q3 2021 Capital actions: Redeemed outstanding $187 million 6.70% Trust Preferred Securities, lowering Total Risk-Based Capital by 0.6% Announced capital actions for 2022: Increase in quarterly common stock dividend to $0.55 per share beginning in Q2 2022 Repurchase up to $500 million in common stock Capital Ratios (%) Note: Estimated for the current period

Non-Performing Assets* Non-Performing Assets NPAs and NPLs decreased by $77 million and $85 million QoQ, respectively NPL inflows increased by $3 million: P.R. down $7 million while U.S. increased $10 million P.R. NPLs at $514 million, or 2.5% of loans, down by $95 million, driven by lower commercial, construction and mortgage NPLs U.S. NPLs at $34 million, or 0.4% of loans, up by $10 million, mostly due to higher mortgage NPLs OREO increased by $8 million QoQ mainly due to the end of the foreclosure moratorium period *Dollars in millions Differences due to rounding Non-Performing Loans* Total NPL Inflows*

NCOs and NCO-to-Loan Ratio ($ in millions) NCOs and Allowance for Credit Losses Differences due to rounding NCOs decreased by $17 million QoQ to net recoveries of $8 million, mostly driven by: Lower commercial NCOs by $16 million, mostly related to recoveries from the resolution of non-performing loans NCO ratio at (0.11%) vs. 0.12% in Q3 2021 ACL decreased by $23 million QoQ, driven by releases in qualitative reserves, improvements in credit quality, offset in part by changes in probability weights and higher loan volumes ACL-to-Loans ratio at 2.38% vs. 2.49% in Q3 2021 and 51 bps lower than CECL Day 1 ratio ACL-to-NPLs at 127% vs. 114% in Q3 2021 1

Allowance for Credit Losses – Q4 2021 Movement Differences due to rounding ACL Movement: Moody’s November vintage continues to show a favorable economic scenario The probability assigned to the S3 scenario was increased to reflect uncertainty tied to epidemiological and fiscal assumptions. This contributed approximately $13 million in additional reserves, which are reflected as part of the economic scenario impact Stability in the economic outlook and borrower performance contributed to the reductions in qualitative reserves Portfolio changes include changes in credit quality and volume mix Economic Scenario: Probability weighted Moody’s scenarios Baseline scenario is assigned the highest probability, followed by the S3 scenario 2022 P.R. and U.S. Baseline forecast for GDP growth remained consistent QoQ The unemployment rate in U.S. and P.R. shows improvement through 2022

Driving Value Capital Completed in 2021: Increased quarterly dividend to $0.45 per share $350 million Accelerated Share Repurchase program at an average price of $75.84 Redeemed $187 million 6.70% Trust Preferred Securities Announced capital actions for 2022: Increase in quarterly common stock dividend to $0.55 per share beginning in Q2 2022 Repurchase up to $500 million in common stock Franchise Additional Value Investments in Evertec and Banco BHD León Market leader in Puerto Rico Well-positioned to take advantage of economic recovery Focus on customer service supported by broad branch network Differentiated digital offering for retail and commercial customers Diversified fee income driven by unmatched product breadth Strong risk-adjusted loan margins driven by a well-diversified portfolio Substantial liquidity with low deposit beta Mainland U.S. banking operation provides geographic diversification Commercial led strategy focused on small and medium-sized businesses Branch footprint in South Florida and New York Metro National niche banking focus in homeowners’ associations, healthcare and non-profit organizations

INVESTOR PRESENTATION Appendix Fourth Quarter 2021

Franchise Summary Corporate Structure Assets = $64 billion Assets = $10 billion Puerto Rico Operations United States Operations Assets = $75 billion Information as of December 31, 2021 ¹ Doing business as Popular Selected equity investments EVERTEC and Banco BHD León under Corporate segment Transaction processing, business processes outsourcing 16.19% stake Adjusted EBITDA of $70 million for the quarter ended September 30, 2021 Dominican Republic bank 15.84% stake 2020 net income of $163 million Industry Financial services Headquarters San Juan, Puerto Rico Assets $75 billion (among top 50 BHCs in the U.S.) Loans $29 billion Deposits $67 billion Banking branches 159 in Puerto Rico, 39 in the U.S. (28 in New York and New Jersey and 11 in Florida) and 10 in the U.S. and British Virgin Islands NASDAQ ticker symbol BPOP Market Cap $7 billion Corporate Structure – Popular, Inc. Banco Popular de Puerto Rico Popular’s Insurance Subsidaries Popular North America, Inc. Popular Securities LLC Holding Companies (Including Equity Investments) Popular Bank 1 Popular Auto, LLC

2021 Financial Summary 16

Differences due to rounding Business Segments

Differences due to rounding 2021 Business Segments

Municipalities Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related Indirect Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of December 31, 2021, our direct exposure to P.R. municipalities was $349 million, up by $3 million QoQ P.R. Public Sector Exposure

FICO Mix of Consumer Originations

Popular, Inc. Credit Ratings Senior Unsecured Ratings Moody’s Ba3 Stable Outlook Fitch BBB- Stable Outlook S&P BB- Positive Outlook February Moody’s changes outlook to Positive from Negative April S&P upgrades to BB- from B+ revised outlook to Positive 2017 October Fitch and S&P change outlook to Negative from Positive 2018 May Fitch revised outlook to Positive 2019 April Moody's upgrades to B1 from B2 S&P revised outlook to Positive May Fitch upgrades to BB from BB- 2020 March S&P lowers outlook to Stable 2021 March Moody’s revised outlook to Positive April Moody’s upgrades to Ba3 from B1 Fitch and S&P revised outlook to Positive June Fitch upgrades to BBB- from BB, revised outlook to Stable

INVESTOR PRESENTATION Fourth Quarter 2021